Proxy Statement Pursuant to Section 14(a) of the
                         Securities Exchange Act of 1934


Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:
[ ]      Preliminary Proxy Statement
[ ]      Confidential, for Use of the Commission Only
         (as permitted by Rule 14a-6(e)(2))
[X]      Definitive Proxy Statement
[ ]      Definitive Additional Materials
[ ]      Soliciting Material Pursuant to ss. 240.14a-11(c) or ss.
         240.14a-12

                             SUN RIVER MINING, INC.
                             ----------------------
                (Name of Registrant as Specified In Its Charter)

                                 Not Applicable
                                 --------------

    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]      No fee required.

[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

 1)  Title of each class of securities to which transaction applies:

-----------------------------------------------------------------
 2)  Aggregate number of securities to which transaction applies:

-----------------------------------------------------------------
 3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

-----------------------------------------------------------------
 4)  Proposed maximum aggregate value of transaction:

-----------------------------------------------------------------

                             SUN RIVER MINING, INC.
                                7609 Ralston Road
                                Arvada, CO 80002
                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

                                  July 3, 2003

Dear  Shareholder:

     We cordially invite you to attend Sun River Mining, Inc.'s Special Meeting of Shareholders at 1:00 P.M. on July 3, 2003, at 7609 Ralston Road, Arvada, CO 80002. The President's Notice of Meeting and the accompanying Proxy describe the business of the Special Meeting of Shareholders.

     The enclosed Proxy statement is being furnished to shareholders of record on June 5, 2003 of Sun River Mining, Inc. ("SRM"), a Colorado corporation, in connection with the following proposals.

        YOU ARE NOT REQUIRED TO SEND US A PROXY AND NO PROXY IS REQUESTED

     The holders of a majority of a quorum of one third of the issued and outstanding shares entitled to vote have indicated that they intend to vote in favor of these proposals.

          Proposal 1: To Authorize a change of the corporate name to a new name in the discretion of the Board of Directors.

          Proposal 2: To Authorize a reverse split of the common stock, one for twenty, by which each 20 shares shall become one share. Fractional shares will be issued.

                                           Sincerely,

                                           /s/ Stephen W. Weathers
                                           -------------------------
                                           Stephen W. Weathers, Secretary

                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                    PROXY STATEMENT PURSUANT TO SECTION 14(a)
                     OF THE SECURITIES EXCHANGE ACT OF 1934
                        AND RULE 14A PROMULGATED THERETO

                             SUN RIVER MINING, INC.

                         SPECIAL MEETING OF SHAREHOLDERS
                                  JULY 3, 2003

     This Proxy Statement is being furnished to Shareholders of Sun River Mining, Inc. ("SRM") in connection with the Special Meeting of Shareholders (the "Meeting") to be held on July 3, 2003 and at any adjournments thereof (the "Meeting"). The Meeting will be held at 7609 Ralston Road, Arvada, CO 80002, at 1:00 P.M.

     This Proxy Statement is first being mailed or given to Shareholders on or about June 9, 2003.

     We are a Colorado corporation. We are a full-reporting 1934 Act company, with our common stock quoted on the Over the Counter Bulletin Board (OTCBB). Information about us can be found in our September 30, 2002 Annual Report filed on Form 10-KSB. Additional information about us can be found in our public filings that can be accessed electronically by means of the SEC's home page on the Internet at http://www.sec.gov, or at other Internet sites such as http://www.freeedgar.com, as well as by such other means from the offices of the SEC.

                        WE ARE NOT ASKING YOU FOR A PROXY
                    YOU ARE NOT REQUESTED TO SEND US A PROXY

     We are not soliciting proxies because a the holders of more than 38% percent of the shares entitled to vote have indicated that they intend to vote in favor of these proposals. In light of the size of the holdings of these shareholders, the current Board and management of the Company deems the likelihood of a favorable vote on the proposals sufficient. Even if proxies were solicited, the failure of the Proposals is deemed sufficiently remote that management is not soliciting proxies. You may, however, mark and send the proxy attached hereto to record your vote.

                            COSTS OF PROXY STATEMENT

     We will pay the cost of preparing and sending out this proxy statement. It will be sent to most shareholders via regular mail. A few will receive it by personal delivery or facsimile.

                                     VOTING

SHAREHOLDERS  ENTITLED  TO  VOTE

     Holders of record of common stock, at the close of business on the date of mailing this proxy statement will be entitled to vote at the Special Meeting. As of this date, June 5, 2003, 15,352,970 shares of common stock were issued and outstanding. Each shareholder is entitled to one vote for each share of common stock held by such shareholder. We have only the single class of stock, namely our common stock.

QUORUM  AND  VOTE  NECESSARY  FOR  APPORVALS.

     One third of all shares entitled to vote constitutes a quorum to take the actions proposed. A majority of shares present and voting is sufficient to approve the proposal for a reverse split if the quorum is present. The holders of 38% percent of the shares entitled to vote have indicated that they intend to vote their 5,942,500 shares in favor of these proposals in person or by proxy.

                                     PROXIES

     In voting their Common Stock, stockholders may vote in favor of or against the proposal to approve the proposals on the agenda or may abstain from voting. Stockholders should specify their choice on the accompanying proxy card. All properly executed proxy cards delivered pursuant to this solicitation and not revoked will be voted at the Meeting in accordance with the directions given. If no specific instruction are given with regard to the matter to be voted upon, then the shares represented by a signed proxy card will be voted "FOR" the approval of the Amendment and in the discretion of such proxies to any other procedural matters which may properly come before the Meeting or any adjournments thereof. All proxies delivered pursuant to this solicitation are revocable at any time before they are voted at the option of the persons executing them by (i) giving written notice to the Secretary of the Company,
(ii) by delivering a later dated proxy card, or (iii) by voting in person at the Meeting. All written notices of revocation and other communications with respect to revocations of proxies should be addressed to Steve Weathers, Secretary, Sun River Mining, Inc., 7609 Ralston Road, Arvada, CO 80002.

     IF THEY WISH TO VOTE, HOLDERS OF COMMON STOCK ARE REQUIRED TO COMPLETE, DATE, AND SIGN THE ACCOMPANYING PROXY CARD AND RETURN IT PROMPTLY TO THE COMPANY IN THE ACCOMPANYING ENVELOPE.

         The person named as proxy is Steve Weathers, a director of the Company.

     In addition to the solicitation of proxies by mail, the Company, through its directors, officers, and employees, may solicit proxies from stockholders personally or by telephone or other forms of communication. The Company will not reimburse anyone for reasonable out-of-pocket costs and expenses incurred in the solicitation of proxies. The Company also will request brokerage houses, nominees, fiduciaries, and other custodians to forward soliciting materials to beneficial owners, and the Company will reimburse such persons for their reasonable expenses incurred in doing so. All expenses incurred in connection with the solicitation of proxies will be borne by the Company.


INTEREST  OF  PERSONS  IN  MATTERS  TO  BE  ACTED  UPON

     No officer or director or principal shareholder has a substantial or material interest in the favorable action on these proposals.

              PROPOSED AMENDMENTS TO ARTICLES OF INCORPORATION AND
                       CHANGES IN CORPORATE CAPITALIZATION
--------------------------------------------------------------------------------
     Proposal 1: To Authorize a change of the corporate name, to a new name in the discretion of the Board of Directors.

--------------------------------------------------------------------------------

                                   Proposal 1:

     We are asking shareholders to authorize a change in the name of this corporation to a new name in the discretion of the Board of Directors. This requires an amendment to our Articles of Incorporation.

     We believe that the name change in our Articles of Incorporation are in the best interest of our corporation, to create a name which is not related to a defunct business attempt.


                                   Proposal 2:

          PROPOSED REVERSE SPLIT OF COMMON STOCK ISSUED AND OUTSTANDING

--------------------------------------------------------------------------------
Proposal 2: To Authorize a reverse split of the common stock on a one for 20 basis, by which each twenty shares shall become one share. Fractional shares will be issued.
--------------------------------------------------------------------------------

     We are asking shareholders to approval a pro-rata reverse split of our common stock, by which each twenty shares would become one share. We will issue fractional shares. The effective date of the reverse split will be three days following the date of the meeting.

     We believe the recent per share price of the common stock has had a negative effect on the marketability of the existing shares, the amount and percentage of transaction costs paid by individual stockholders, and the potential ability of the Company to raise capital by issuing new shares.

     We believe that reverse split will be advantageous to us and to all shareholders, because it may provide the opportunity for higher share prices based upon fewer shares. It is also a factor that most brokerage houses do not permit or favor lower-priced stocks to be used as collateral for margin accounts. Certain polices and practices of the securities industry may tent to discourage individual brokers within those firms from dealing in lower-priced stocks. Some of those polices and practices involve time-consuming procedures that make the handling of lower priced stocks economically unattractive. The brokerage commissions on the purchase or sale of lower priced stocks may also represent a higher percentage of the price than the brokerage commission on higher priced stocks.

     As a general rule, potential investors who might consider making investments in our company will refuse to do so when the company has a large number of shares issued and outstanding with no equity. In other words, the "dilution" which new investors would suffer would discourage them from investing, as general rule of experience. A reduction in the total outstanding shares may, without any assurance, make our capitalization structure more attractive.

     While our acceptability for ultimate listing on one of the NASDAQ markets is presently remote, we believe that it is in the interests of our company to adjust our capital structure in the direction of conformity with the NASDAQ structural requirements. At the current date, even with the proposed changes we would not meet NASDAQ criteria. NASDAQ requirements change constantly. There is no assurance that the proposed changes with meet NASDAQ requirements when, and if, we are otherwise qualified. There is no assurance that we will qualify for NASDAQ.

     Once the reverse split has occurred, the Company may then be better structured to seek equity financing, because investors shy away from the very high dilution which would occur if an investment were made in the current structure.

                TABLE SHOWING EFFECT OF REVERSE SPLIT ONE FOR 20

Shares Pre-Reverse                                      Post Reverse shares
--------------------------------------------------------------------------------
100                                                     5
200                                                     10
300                                                     15
400                                                     20
500                                                     25
600                                                     30
700                                                     35
800                                                     40
900                                                     45
1000                                                    50
2000                                                    100
3000                                                    150
4000                                                    200
5000                                                    250
10,000                                                  500
20,000                                                  1000
50,000                                                  2500
100,000                                                 5000

     There is no assurance that any effect of the price of our stock will result, or that the market price for our common stock, immediately or shortly after the proposed changes, if approved, will rise, or that any rise which may occur will be sustained. Market conditions obey their own changes in investor attitudes and external conditions. We are proposing the steps we deem best calculation to meet the market attractively. We cannot control the markets reaction.

     Dissenting shareholders have no appraisal rights under Colorado law or pursuant to our constituent documents of incorporation or bylaws, in connection with the proposed reverse split.

     Fractional Shares. Colorado Statutes provide that a corporation may:

     (a) Issue fractions of a share or pay in cash the value of fractions of a share;

     (b)  Arrange for disposition of fractional shares by the shareholders...

     It further provides the holder of a fractional share is entitled to exercise the rights of a shareholder, including the right to vote, to receive dividends, and to participate in the assets of the corporation upon liquidation. The Company has no present intent to pay fractional shareholders the value nor to arrange any disposition of fractional shares.

     Effectively, there is no market for fractional shares in the OTCBB market or the "Pink Sheets" market where the Company may currently be traded. An owner of fractional shares must consider them illiquid and unmarketable.

     The reverse stock split may leave certain stockholders with one or more "odd lots" of new common stock, i.e., stock in amounts of less than 100 shares. These odd lots may be more difficult to sell or require greater transaction cost per share to sell than shares in even multiples of 100. There are frequently situations where transaction costs for odd lots in penny stocks exceed the net proceeds realized from a sale of the odd lot, effectively rendering the odd lot valueless to the holder.


SPECIAL MEETING OF SHAREHOLDERS

     At the date of this proxy statement, no other matter will presented for action at the special meeting. Only those matters proposed as discussed will be voted on at the meeting. Shareholders may propose matters to be presented at shareholder meetings and also nominate directors. Shareholder proposals must conform to the standards set out by the Securities Exchange Commission and must be received at our principal offices on or before, November 30, 2003, in order to be included in future proxy materials, if any, or presentation at our next annual meeting of shareholders, anticipated in early March, 2004.


VOTING SECURITIES AND BENEFICIAL OWNERSHIP

     As of the call date of the meeting, June 5, 2003, the total number of common shares outstanding and entitled to vote was 15,352,970.

     The holders of such shares are entitled to one vote for each share being held on the record date. There is no cumulative voting on any matter on the agenda of this meeting. No additional shares will be issued subsequent to call date and prior to meeting.

REPORT AVAILABLE

     Shareholders may obtain a copy of our most current annual report and later filings without charge, by writing us at 7609 Ralston Road, Arvada, CO 80002.

BIOGRAPHICAL INFORMATION


         STEPHEN W. WEATHERS, age 42, was appointed to the Sun River Mining Board of Directors on August 2, 2001. Mr. Weathers earned his B. S. in Geology from Boise State University. He has worked as an environmental geologist both in the mining industry and oil and gas industry. His duties included permitting, environmental compliance, environmental remediation/reclamation and natural gas asset acquisitions both in the United States and Canada. Mr. Weathers worked for Maxxim Environmental/Terracon from 1997 through 1999 and presently works for a Duke Energy Field Services which is a natural gas processing company (1999-2002).

         RANDY A. MCCALL, age 52, has been on the Board of Directors of Sun River Mining, Inc. since the inception of the company and was appointed President in March 1997. He held the office of President until the appointment of Steven R. Davis in March 1999. In May 1999, Mr. McCall assumed the positions of CFO, Corporate Secretary, and Treasurer. In March 2000, he assumed position of President of the Company again, when Steven R. Davis resigned. Mr. McCall resigned as President on August 2, 2001 when Stephen B. Doppler was appointed President. Mr. McCall is currently a Director only. Mr. McCall is a Certified Public Accountant with over 25 years of senior financial management experience. Prior to joining the Company, Mr. McCall was an independent consultant providing tax, accounting, and managerial services. From 1972 to 1993 he has held positions as the president of a public accounting firm and as the Chief
Executive Officer, Chief Financial Officer and/or Chairman of the Board of telecommunications and marketing companies including Com-net, Inc., American Buyers Network, Inc., and Voice Interactive Processing, Inc. Mr. McCall has been employed since November 1998 by Region III Behavioral Health Services as Fiscal Director.

         THOMAS ANDERSON, age 37, became a director of the Company in August 2001. Mr. Anderson has spent much of the last 10 years working as a geologist in the environmental consulting field. His primary focus has been stratigraphic, hydrogeologic, and geochemical characterization, and remediation of hazardous waste sites. Mr. Anderson completed a M.S. in Environmental Science and Engineering at the Colorado School of Mines in 1998. Since 1998, he has provided consulting services to the Department of Energy and Department of Defense for complex problems encountered during characterization and remediation of radioactive and hazardous waste sites. He has been a Senior Environmental Scientist at Concurrent Technologies Corp. from November 2000 to date. From March 2000 to November 2000 he was employed as a hydrologist at Stone & Webster Engineering, Inc. From July 1998 to March 2000 he was employed by Advanced Integrated Management Services as an Environmental Scientist/Engineer. From 1997 to 1998 he was a research assistant at Colorado School of Mines in Graduate Program/Environmental Science.

         Management will devote part time to the operations of the Company, and any time spent will be devoted to screening and assessing and, if warranted, negotiating to acquire business opportunities.

Executive Compensation
-----------------------

         The Company accrued $0 compensation to the executive officers as a group for services rendered to the Company in all capacities during the 2002 fiscal year. No one executive officer received, or has accrued for his benefit, in excess of $60,000 for the year. No cash bonuses were or are to be paid to such persons.

        The Company does not have any employee incentive stock option plans.

        There are no plans pursuant to which cash or non-cash compensation was paid or distributed during the last fiscal year, or is proposed to be paid or distributed in the future, to the executive officers of the Company. No other compensation not described above was paid or distributed during the last fiscal year to the executive officers of the Company. There are no compensatory plans or arrangements, with respect to any executive office of the Company, which result or will result from the resignation, retirement or any other termination of such individual's employment with the Company or from a change in control of the Company or a change in the individual's responsibilities following a change in control.

                                     SUMMARY COMPENSATION TABLE OF EXECUTIVES
                            Fiscal     Annual Compensation                                          Awards
Name & Principal            Year       Salary         Bonus        Other Annual          Restricted       Securities
Position                               ($)            ($)          Compensation          Stock            Underlying
                                                                   ($)                   Award(s)         Options/
                                                                                         ($)              SARS (#)
---------------------------------------------------------------------------------------------------------------------------

Randy A. McCall,
Former President,           1999       $60,000**      0            0                     0                0
Former Secretary            2000       $0             0            0                     0                0
                            2001       $0             0            0                     0                0
                            2002       $0             0            0                     0                0

Stephen B. Doppler,
President & Chairman        2001       $0             0            0                     0                0
(resigned 2002)             2002       $0             0            0                     0                0

Stephen W. Weathers,
Secretary                   2001       $0             0            0                     0                0
                            2002       $0             0            0                     0                0
-----------------------------------  ------------------------  -----------------------------------  ----------------

*$1,500 for partial month March 1999, $6,750 for April, and $7,500 for each month thereafter in 1999 and while employed in 2000, total 1999 salary expense -
Steven R. Davis = $68,250.

                                       9


**accrued, but not paid

In addition to the salaries above, salaries were paid or accrued to past officers, Joseph R. Wojcik $42,500, and Sam Del Cielo $17,500, for a total in FY
1999 of $165,750.


                                              Directors' Compensation
Name                                    Annual         Meeting        Consulting        Number        Number of
                                        Retainer       Fees ($)       Fees/Other        of            Securities
                                        Fee($)                        Fees ($)          Shares        Underlying
                                                                                        (#)           Options
                                                                                                      SARS (#)
---------------------------------------------------------------------------------------------------------------------------
A. Director, Randy A. McCall            $0             $0             0                 0             0
B. Director, Thomas Anderson            $0             $0             0                 0             0
C. Director, Steve Weathers             $0             $0             0                 0             0
-----------------------------------------------------------------  ----------------  --------------------------------


        Option/SAR Grants Table (None)

        Aggregated Option/SAR Exercises in Last Fiscal Year an FY-End Option/SAR value (None)

         Long Term Incentive Plans - Awards in Last Fiscal Year (None)

         No officer or director has received any other remuneration in the two year period prior to the filing of this registration statement. There is no current plan in existence, to pay or accrue compensation to its officers and directors for services related to seeking business opportunities and completing a merger or acquisition transaction. See "Certain Relationships and Related Transactions." The Company has no stock option, retirement, pension, or profit-sharing programs for the benefit of directors, officers or other employees, but the Board of Directors may recommend adoption of one or more such programs in the future.

                                              Option/SAR Grants Table
Name                     Number of Securities          % of Total                     Exercise         Expiration
                         Underlying                    Options/SARs                   or Price         Date
                         Options/SARs                  Granted to Employees           ($/Sh)
                         Granted (#) in Fiscal Year
--------------------------------------------------------------------------------------------------------------------
None                     0                             0                              0                0



                                Aggregated Option/SAR Exercises in Last Fiscal Year
                                            and FY-End Option/SAR value

Name                        Shares            Value           Number of Securities          Value of Unexercised
                            Acquired          Realized        Underlying                    In the Money
                            on                ($)             Unexercised                   Options/SARs at FY-
                            Exercise                          Options/SARs at FY-           End ($) Exercisable/
                            (#)                               End (#) Exercisable/          Unexercisable
                                                              Unexercisable
---------------------------------------------------------------------------------------------------------------------
None                        0                 0               0                             0



SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT:

     The Company has 15,352,970 shares of common stock issued and outstanding as of June 5, 2003. There are no shares of preferred stock issued and outstanding as of June , 2003. The table below sets forth certain information with respect to the common stock beneficially owned by (i) each Director, nominee and executive officer of the Company; (i) each person who owns beneficially more than 5% of the common stock; and (iii) all Directors, nominees and executive officers as a group.

OFFICERS, DIRECTORS AND BENEFICIAL OWNERS, AS OF  JUNE 5, 2003

--------------------------------------------------------------------------------
Name and Address of             Amount and Nature
Beneficial Owner                of Beneficial Ownership (1)  Percentage of Class
--------------------------------------------------------------------------------
Randy McCall
Former President and Director
1909 "P" Street
Ord, NE 68862                         1,580,000                 10.2%

Stephen W. Weathers
Secretary & Director
1926 S. Xenon St.
Lakewood, CO  80228                     135,700                   .9%

Thomas Anderson
Director
1020 21st Street
Golden, Colorado  80401                 238,000                   1.5%

Paul Enright
7391 Grant Ranch Rd., #1312
Littleton, CO 80123                   1,900,000                  12.3%

K. Mark Skow
P.O. Box 3614
Carefree, AZ 85377                    1,843,000                  11.9%

All directors and executive
officers as a group (3 persons)       1,953,700                  12.6%

Notes  to  the  table:

(1) Unless otherwise indicated, the persons named in the table have sole voting and investment power with respect to all shares of common stock shown as beneficially owned by them.

COMPLIANCE  WITH  SECTION  16  OF  THE  SECURITIES  EXCHANGE  ACT

     Under Section 16 of the Securities Exchange Act 1934, the Company's directors and executive officers and persons holding more than 10% of its common stock are required to report their initial ownership of common stock and subsequent changes to that ownership to the Securities and Exchange Commission by specified due dates. To the Company's knowledge all of these filing requirements were satisfied.

OTHER  AND  GENERAL  INFORMATION.

     Our Annual Report on Form 10-KSB, for the year ended September 30, 2002, including audited financial statements as of that date, is available from us on request. Further information is available by request or can be accessed on the Internet. We are subject to the informational requirements of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and in accordance therewith files annual and quarterly reports, proxy statements and other information with the Securities Exchange Commission (the "SEC"). Reports, proxy statements and other information filed by GTMR can be accessed electronically by means of the SEC's home page on the Internet at http://www.sec.gov or at other Internet sites such as http://www.freeedgar.com or http://www.pinksheets.com.

     You can read and copy any materials that we file with the SEC at the SEC'S Public Reference Room at 450 Fifth Street, N.W., Washington, D.C. 20549. A copy of any public filing is also available, at no charge, from the Company.

                             SUN RIVER MINING, INC.

                              Dated: June 12, 2003

                     By the order of the Board of Directors


                             /s/ Stephen W. Weathers
                             -----------------------
                         Stephen W. Weathers, Secretary

                                     BALLOT

--------------------------------------------------------------------------------

                             SUN RIVER MINING, INC.
                                7609 RALSTON ROAD
                                ARVADA, CO 80002
                          PROXY FOR SPECIAL MEETING OF
                           STOCKHOLDERS, JULY 3, 2003

     The undersigned hereby appoints Steve Weathers proxy, with full power of substitution, for and in the name or names of the undersigned, to vote all shares of Common Stock of Drucker, Inc. held of record by the undersigned at the Special Meeting of Stockholders to be held on July 3, 2003, at 1:00 p.m., at 7609 Ralston Road, Arvada, CO 80002, and at any adjournment thereof, upon the matters described in the accompanying Notice of Special Meeting and Proxy Statement, receipt of which is hereby acknowledged, and upon any other business that may properly come before, and matters incident to the conduct of, the meeting or any adjournment thereof. Said person is directed to vote on the matters described in the Notice of Special Meeting and Proxy Statement as follows, and otherwise in their discretion upon such other business as may properly come before, and matters incident to the conduct of, the meeting and any adjournment thereof.

1. To change the name of the corporation to a name to be determined by the Board of Directors.

         [_] FOR           [_] AGAINST               [_] ABSTAIN

2. To authorize a reverse split of the common stock on a one for twenty basis, by which each twenty shares shall become one share. Fractional shares will be issued.

         [_] FOR           [_] AGAINST               [_] ABSTAIN

     YOU ARE CORDIALLY INVITED TO ATTEND THE MEETING IN PERSON. WHETHER OR NOT YOU PLAN TO ATTEND THE SPECIAL MEETING, YOU MAY SIGN AND RETURN THIS PROXY CARD IN THE ENCLOSED ENVELOPE.

     THIS PROXY WILL BE VOTED AS DIRECTED OR, IF NO DIRECTION IS INDICATED, WILL BE VOTED "FOR" THE STATED PROPOSALS.



                                        ----------------------------------------
                                              Signature of Stockholder



                                        ----------------------------------------
                                              Signature if held jointly

                                        Dated: __________________________, 2003

IMPORTANT: If shares are jointly owned, both owners should sign. If signing as attorney, executor, administrator, trustee, guardian or other person signing in a representative capacity, please give your full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.